EXHIBIT 99.2




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FICO SCORE                                         COLLATERAL CUTS FOR 2003-NC4
----------

---------------------------------------------------------------------------------------------------------------------------------
FICO                          TOTAL BALANCE           LTV                ADJUSTED BALANCE[1]       WA COMBINED LTV     WA DTI
                       ------------------------                        -----------------------
                       AMOUNT              %[2]                        AMOUNT             %[2]
---------------------------------------------------------------------------------------------------------------------------------
FICO NA                                     0%       > 65.0                                 0%
0 - 499.99                                  0%       > 65.0                                 0%
500 - 549.99        167,058,013            22%       > 70.0         120,000,686            16%          74.95          40.21
550 - 574.99         86,898,727            11%       > 70.0          66,900,644             9%          76.60          39.66
575 - 599.99         92,338,561            12%       > 70.0          76,354,441            10%          80.26          39.93
600 - 619.99         94,705,634            12%       > 70.0          78,861,209            10%          80.74          39.65
620 - 649.99        136,310,231            18%       > 80.0          69,019,611             9%          81.04          40.26
650 - 679.99         91,679,395            12%       > 80.0          50,780,917             7%          81.64          39.38
680 - 699.99         36,724,491             5%       > 85.0          15,300,858             2%          82.37          39.04
700 - 749.99         42,739,636             6%       > 85.0          14,099,600             2%          82.53          38.05
750 - 799.99         13,063,787             2%       > 85.0           3,454,699             0%          79.48          39.43
800 +                   567,529             0%       > 85.0                                 0%          77.68          38.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL               762,086,003           100%                      494,772,665            65%          79.26          39.76
---------------------------------------------------------------------------------------------------------------------------------
    FICO: AVERAGE           607                               MIN:      500                     MAX:     804
                     ----------                                   --------------                     ---------


(TABLE CONTINUED)
----------------------------------------------------------------------------------------------
FICO              WA FICO       % SFD/ PUD     % OWNER OCC.     % FULL DOC      % CASHOUT REFI
----------------------------------------------------------------------------------------------
FICO NA
0 - 499.99
500 - 549.99         526             89.4           96.5           68.5               78.2
550 - 574.99         562             85.5           94.2           67.1               76.9
575 - 599.99         587             89.8           94.1           64.1               65.5
600 - 619.99         610             89.0           95.8           54.6               67.8
620 - 649.99         634             85.6           93.2           55.6               62.8
650 - 679.99         664             80.5           92.1           47.6               62.9
680 - 699.99         689             80.2           90.1           42.0               54.5
700 - 749.99         720             76.6           87.1           39.0               46.7
750 - 799.99         769             73.7           87.4           35.7               35.1
800 +                804            100.0          100.0           11.4               11.4
----------------------------------------------------------------------------------------------
TOTAL                607             85.8           93.7           57.7               66.9
----------------------------------------------------------------------------------------------


DEBT TO INCOME (DTI) RATIO
--------------------------

---------------------------------------------------------------------------------------------------------------------------------
DTI                          TOTAL BALANCE          LTV                  ADJUSTED BALANCE[1]       WA COMBINED LTV     WA DTI
                       ------------------------                        -----------------------
                       AMOUNT              %[2]                        AMOUNT             %[2]
---------------------------------------------------------------------------------------------------------------------------------
<= 20                  25,254,553          3%      < 550               5,497,436             1%          75.22          15.99
20.001 - 25.00         34,354,565          5%      < 550               9,006,223             1%          76.32           22.8
25.001 - 30.00         58,653,069          8%      < 575              18,444,539             2%          78.35          27.91
30.001 - 35.00         87,545,795         11%      < 575              29,904,982             4%          78.93          32.74
35.001 - 40.00        123,191,003         16%      < 600              52,972,403             7%          78.58          37.51
40.001 - 45.00        186,979,567         25%      < 625             108,082,916            14%          81.49          42.68
45.001 - 50.00        199,361,105         26%      < 650             153,021,065            20%          79.72          47.79
50.001 - 55.00         41,994,338          6%      < 675              38,084,761             5%          76.72          52.64
55+                     4,752,008          1%      < 700               4,752,008             1%          71.78          57.24
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                 762,086,003        100%                        419,766,332            55%          79.26          39.76
---------------------------------------------------------------------------------------------------------------------------------
        DTI: AVERAGE        39.76                          MIN:     0.04                       MAX:    58.99
                     -------------                              ----------------               ---------------


(TABLE CONTINUED)
-----------------------------------------------------------------------------------------
DTI               WA FICO    % SFD/ PUD     % OWNER OCC.     % FULL DOC   % CASHOUT REFI
-----------------------------------------------------------------------------------------
<= 20               607          87.3           81.6           47.3           67.1
20.001 - 25.00      606          84.3           88.8           53.1           60.8
25.001 - 30.00      609          86.2           93.7           59.2           65.2
30.001 - 35.00      606          85.2           93.9           53.2           62.0
35.001 - 40.00      609          87.1           95.2           53.6           67.9
40.001 - 45.00      613          86.1           95.3           50.4           66.2
45.001 - 50.00      607          85.0           93.6           65.5           68.1
50.001 - 55.00      582          84.3           94.1           80.6           77.8
55+                 550          92.1           96.6           79.3           79.4
-----------------------------------------------------------------------------------------
TOTAL               607          85.8           93.7           57.7           66.9
-----------------------------------------------------------------------------------------


LOAN TO VALUE (LTV) RATIO
-------------------------

---------------------------------------------------------------------------------------------------------------------------------
LTV                          TOTAL BALANCE          LTV                     ADJUSTED BALANCE[1]       WA COMBINED LTV     WA DTI
                       ----------------------                             -----------------------
                       AMOUNT            %[2]                             AMOUNT             %[2]
---------------------------------------------------------------------------------------------------------------------------------
more than 60.00       50,942,171          7%       > 50                  3,670,275             0%          50.53          37.81
60.01 - 70.00         91,039,833         12%       > 50                  8,473,691             1%          66.69          38.54
70.01 - 80.00        282,711,677         37%       > 50                 17,282,946             2%          77.90          40.10
80.01 - 85.00        155,514,291         20%       > 50                 13,227,013             2%          84.62          40.42
85.01 - 90.00        139,179,480         18%       > 50                  4,072,468             1%          89.65          39.99
90.01 - 95.00         33,882,739          4%       > 50                                        0%          94.86          38.23
95.01 - 100.00         8,815,812          1%       > 50                     19,954             0%          99.90          43.34
100+                                      0%       > 50                                        0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                762,086,003        100%                            46,746,346             6%          79.26          39.76
----------------------------------------------------------------------------------------------------------------------------------
        LTV: AVERAGE       79.26          MIN:    15.15                        MAX:     100.00
                     -----------               --------                            -----------


(TABLE CONTINUED)
-----------------------------------------------------------------------------------------
LTV               WA FICO    % SFD/ PUD     % OWNER OCC.     % FULL DOC   % CASHOUT REFI
-----------------------------------------------------------------------------------------
more than 60.00      598          85.9           92.0           52.2           84.0
60.01 - 70.00        584          83.1           89.6           56.0           81.4
70.01 - 80.00        600          84.4           91.8           57.4           69.1
80.01 - 85.00        599          86.8           93.6           60.6           64.4
85.01 - 90.00        635          88.5           99.3           49.9           56.9
90.01 - 95.00        650          86.9          100.0           81.0           47.8
95.01 - 100.00       649          88.2          100.0          100.0           24.8
100+
-----------------------------------------------------------------------------------------
TOTAL                607          85.8           93.7           57.7           66.9
-----------------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.


PRINCIPAL BALANCE
-----------------

-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULED PRINCIPAL       TOTAL BALANCE        WA    WA COMBINED     WA        % SFD/     % OWNER OCC    % CASHOUT REFI   % FULL DOC
BALANCE               ------------------      FICO      LTV          DTI         PUD
                      AMOUNT        %[2]
-----------------------------------------------------------------------------------------------------------------------------------
0 - $50K            15,679,188       2%        607      80.11        37.35       87.3           89.4           51.9          84.9
$51 - $200K        349,799,511      46%        594      77.81        38.75       85.8           92.3           69.4          65.8
$200.1 - $250K     102,979,591      14%        604      79.09        40.22       84.7           95.5           70.9          57.0
$250.1 - $300K      85,030,460      11%        610      80.67        42.10       77.4           94.3           69.5          55.8
$300.1 - $400K     121,253,307      16%        621      81.60        40.87       88.3           95.5           62.0          45.5
$400.1 - $500K      69,240,721       9%        634      80.58        39.36       91.4           94.2           59.8          38.0
$500.1 - $600K      14,713,318       2%        662      81.30        41.97       89.2          100.0           56.3          40.7
$600.1 - $700K       1,896,371       0%        667      80.97        40.46      100.0          100.0           32.8         100.0
$700.1 - $800K       1,493,537       0%        631      67.33        43.67      100.0          100.0          100.0          49.9
$800.1 - $900K                       0%
$900.1 - $1000K                      0%
>$1000K                              0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL              762,086,003     100%        607      79.26        39.76       85.8           93.7           66.9          57.7
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE: AVERAGE                        162,735           MIN:      9,021         MAX:      748,477
                                           ---------------               ----------               -----------

DOCUMENTATION TYPE
------------------

-----------------------------------------------------------------------------------------------------------------------------
DOC TYPE                  TOTAL BALANCE          WA    WA COMBINED    WA        % SFD/      % OWNER OCC    % CASHOUT REFI
                      --------------------      FICO      LTV         DTI         PUD
                      AMOUNT          %[2]
-----------------------------------------------------------------------------------------------------------------------------
Full Doc              439,935,395      58%       597     79.74       40.61        87.4           94.5           68.0
Stated Doc            269,022,787      35%       623     78.36       38.67        82.9           93.1           64.3
Limited Doc            53,127,821       7%       612     79.83       38.27        86.7           90.4           70.9
NINA                                    0%
Other                                   0%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                 762,086,003     100%       607     79.26       39.76        85.8           93.7           66.9
-----------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE             TOTAL BALANCE          WA    WA COMBINED    WA          % OWNER OCC    % CASHOUT REFI      % FULL DOC
                      --------------------      FICO      LTV         DTI
                      AMOUNT          %[2]
------------------------------------------------------------------------------------------------------------------------------------
Single Family         571,496,135       75%     604       79.12       39.66           95.4           69.2           58.3
PUD                    82,158,701       11%     608       81.42       40.37           96.4           57.1           62.4
Townhouse                                0%
2 - 4 Family           61,670,221        8%     626       76.99       39.88           77.4           69.1           42.7
Condo                  40,749,691        5%     625       80.74       39.84           89.7           53.5           60.5
Manufactured            6,011,256        1%     588       76.23       39.25           97.4           56.9           72.7
Other                                    0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 762,086,003      100%     607       79.26       39.76           93.7           66.9           57.7
------------------------------------------------------------------------------------------------------------------------------------


PRIMARY MORTGAGE INSURANCE
--------------------------

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSURANCE         TOTAL BALANCE          WA    WA COMBINED    WA     % OWNER     % CASHOUT REFI    % FULL DOC   LS MI DOWN
                         ----------------        FICO      LTV         DTI       OCC          REFI                        TO 60 LTV
                         AMOUNT      %[2]
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                   0%
Loans >80 LTV w/o MI                 0%
Other                                0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     0          0%
------------------------------------------------------------------------------------------------------------------------------------


LOAN PURPOSE
------------

--------------------------------------------------------------------------------------------------------------------------------
LOAN PURPOSE                   TOTAL BALANCE             WA        WA COMBINED        WA         % SFD/ PUD     % OWNER OCC
                           --------------------         FICO           LTV            DTI
                           AMOUNT          %[2]
--------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                           0%
Refinance - Cashout        510,133,036      67%          598          77.66          40.08           86.7           93.8
Purchase                   140,558,222      18%          638          84.85          39.15           80.1           93.2
Refinance - Rate Term      111,394,746      15%          608          79.52          39.08           88.8           94.2
Other                                        0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                      762,086,003     100%          607          79.26          39.76           85.8           93.7
--------------------------------------------------------------------------------------------------------------------------------


FIXED VS. FLOATING COLLATERAL
-----------------------------

---------------------------------------------------------------------------------------------------------------------------
COLLATERAL TYPE                        TOTAL BALANCE              WA FICO      WA COMBINED LTV     WA DTI     % SFD/ PUD
                              ---------------------------
                              AMOUNT                 %[2]
---------------------------------------------------------------------------------------------------------------------------
Fixed                          206,428,480            27%            620             77.17          39.25           83.5
Floating                                               0%
A2/6                           531,414,691            70%            598             79.96          39.99           86.7
A3/6                             8,367,464             1%            617             80.77          39.98           88.6
Other                        15,875,368.01             2%            717             82.15          38.53           83.1
---------------------------------------------------------------------------------------------------------------------------
TOTAL                          762,086,003           100%            607             79.26          39.76           85.8
---------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)
------------------------------------------------------------------------------
COLLATERAL TYPE      % OWNER OCC    % CASHOUT REFI        INDEX       MARGIN
------------------------------------------------------------------------------
Fixed                     91.4           71.5                             0.0
Floating
A2/6                      94.5           65.8         6 Month Libor       6.5
A3/6                      97.5           82.2         6 Month Libor       6.4
Other                     97.2           38.9         1 Month Libor       3.6
------------------------------------------------------------------------------
TOTAL                     93.7           66.9                             6.4
------------------------------------------------------------------------------


LIEN STATUS
-----------

-----------------------------------------------------------------------------------------------------------------------------------
LIEN STATUS          TOTAL BALANCE           WA FICO     WA COMBINED LTV      WA DTI     % SFD/ PUD    % OWNER OCC   % CASHOUT REFI
                ---------------------
                AMOUNT           %[2]
-----------------------------------------------------------------------------------------------------------------------------------
First Lien     752,837,422         99%         607             79.01          39.72         85.8           93.7           67.4
Second Lien      9,248,581          1%         649             99.25          43.34         87.0          100.0           27.1
Third Lien                          0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          762,086,003        100%         607             79.26          39.76         85.8           93.7           66.9
------------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY TYPE           TOTAL BALANCE       WA FICO     WA COMBINED LTV      WA DTI     % SFD/ PUD    % OWNER OCC   % CASHOUT REFI
                    ---------------------
                    AMOUNT           %[2]
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence   714,411,177      94%       606           79.56             39.93        87.4          100.0           67.0
Second Home           2,075,786       0%       657           79.00             32.30        95.2            0.0           29.5
Investment           45,599,039       6%       629           74.48             37.42        60.1            0.0           68.0
Non-owner                             0%
Other                                 0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               762,086,003     100%       607           79.26             39.76        85.8           93.7           66.9
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT CHARGES TERM     TOTAL BALANCE        # OF       WA       WA COMBINED     WA        % SFD/     % OWNER OCC    % CASHOUT
TERM AT ORIGINATION        ---------------       LOANS     FICO          LTV         DTI         PUD                        REFI
                           AMOUNT     %[2]
----------------------------------------------------------------------------------------------------------------------------------
 0 Months               139,677,307    18%         925       623        79.46       38.88       83.5           94.6          63.3
6 Months                    260,240     0%           4       604        79.90       38.81       66.3          100.0          80.4
12 Months                58,016,106     8%         278       614        77.56       40.36       79.5           96.5          66.0
24 Months               417,259,403    55%       2,458       597        80.19       40.12       87.7           93.9          66.1
36 Months               146,872,948    19%       1,018       618        77.08       39.33       84.9           91.4          73.2
60 Months                               0%
TOTAL                                   0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                   762,086,003   100%       4,683       607        79.26       39.76       85.8           93.7          66.9
----------------------------------------------------------------------------------------------------------------------------------


SECTION 32 LOANS
----------------

-----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL BALANCE          WA         WA COMBINED       WA          % SFD/       % OWNER OCC    % CASHOUT REFI
                        ---------------        FICO            LTV           DTI           PUD
                        AMOUNT     %[2]
----------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans          0         0%          0               0             0              0              0              0
Total                     -                     0               0             0              0              0              0
----------------------------------------------------------------------------------------------------------------------------------


GA % AND TOP 5 STATES
---------------------
-------------------------------------------
STATE                                 %[2]
-------------------------------------------
GEORGIA*                              0.00
California                           43.07
Florida                               6.29
Illinois                              5.14
New York                              4.23
Texas                                 4.18
-------------------------------------------


 TOP 5 ORIGINATORS                          SERVICERS
 -----------------                          ---------
 ----------------------------               --------------------------
 Originator             %[2]                Servicer             %[2]
                        ----                                     ----
 ----------------------------               --------------------------
 New Century             100                Provident             100
 ----------------------------               --------------------------


STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                     ----------------------------------------------------------------------------------------------------
                                                BREAKEVEN CDR                 |                CUMULATIVE LOSSES
                                                                              |
------------------------------------------------------------------------------|-------------------------------------------
                                    25 CPR         40 CPR         60 CPR      |      25 CPR         40 CPR         60 CPR
                                                                              |
------------------------------------------------------------------------------|-------------------------------------------
         AA                                                                   |
         A                                                                    |
        BBB                                                                   |
        BBB-                                                                  |
-------------------------------------------------------------------------------------------------------------------------


Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:


               -----------------------------------------------------------------------------------------
                          Multiple of Default Ramp           |               Cumulative Losses
                                                             |
-------------------------------------------------------------|------------------------------------------
                   25 CPR         40 CPR         60 CPR      |      25 CPR         40 CPR         60 CPR
                                                             |
               ----------------------------------------------|------------------------------------------
         AA                                                  |
         A                                                   |
        BBB                                                  |
        BBB-                                                 |
--------------------------------------------------------------------------------------------------------